Subsequent Events	3 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events:
The Company has evaluated all events occurring through May 14, 2026, the date on which the Interim Financial Statements were issued, and during which time, nothing has occurred outside the normal course of business operations that would require disclosure except the following:
As described in Note 3 - Reverse Recapitalization, in connection with the Closing of the Reverse Recapitalization, SPAC Sponsor entered into an agreement pursuant to which 1,100,000 Earn-out Shares were made subject to post-closing vesting and forfeiture conditions tied to the achievement of certain stock price thresholds (the "Earn-Out Triggers") during the four-year period from the closing date as described in Note 3.
In May 2026, the Earn-Out Triggers were satisfied, as the closing share price of the Company's Class B Subordinate Voting Shares equaled or exceeded the required minimum share prices for 20 trading days within a 30 consecutive trading day period during the Vesting Term. Accordingly, all 1,100,000 lock up securities have vested and are no longer subject to forfeiture.
Upon the achievement of each Earn-Out Trigger, the Company will reflect the settlement of the earn-out share liability by re-measuring the earn-out share liability at fair value at the point of time the Earn Out Trigger is met and then reclassifying the fair value of the liability to share capital.